SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2022

DAVE & BUSTER’S ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35664	35-2382255
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1221 S. Belt Line Rd., Suite 500 Coppell, TX 75019
(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 357-9588

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	PLAY	NASDAQ Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In order to further align the interests of certain of our executive officers with those of our shareholders through incentivizing the purchase and long-term ownership of our common stock, on October 7, 2022, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Dave & Buster’s Entertainment, Inc. (the “Company”) approved a series of one-time new equity grants to certain members of management, including certain of our named executive officers (the “Participants”). The grants include performance-based restricted stock units, time-based restricted stock units and time-based stock options on terms consistent with the terms of the grants made to our Chief Executive Officer in connection with the closing of the acquisition of Main Event Entertainment as described in our Current Report on Form 8-K filed on April 6, 2022. In connection with the equity grants, certain downward adjustments will be applied to each participant’s annual long-term incentive [program] awards for the next five years. Furthermore, in connection with making an investment in the common stock of the Company, the Participants also received a grant of options to purchase shares of common stock of the Company (the “Options”), which vest annually in equal installments over a period of five years, subject to certain conditions, including the Purchase Vesting Condition (as defined below).

The Options are subject to a condition whereby the Participants shall be required to purchase specified amounts of common stock of the Company (the “Maximum Amount”) during certain trading windows and hold any such purchased shares when the related Options vest (the “Purchase Vesting Condition”). In the event a Participant fails to comply with the Purchase Vesting Condition, they shall forfeit an amount of Options proportionate to any shortfall from such Maximum Amount.

The description of the Options is qualified in its entirety to the Form of Nonqualified Stock Option Award Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits.

10.1	Form of Nonqualified Stock Option Award Agreement, by and between Dave & Buster’s Entertainment, Inc., and various employees of the Company.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S ENTERTAINMENT, INC.

Date: October 10, 2022	By:	/s/ Michael Quartieri
Michael Quartieri
Senior Vice President and Chief Financial Officer

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